Exhibit 10.3

AMENDMENT AND JOINDER TO CREDIT AGREEMENT

This AMENDMENT AND JOINDER TO CREDIT AGREEMENT (“Amendment and Joinder Agreement”), dated as of August 31, 2007, is made by and among SELECT, INC., a Massachusetts corporation, having its chief executive office located at 780 Dedham Street, Canton Massachusetts 02021 (“Select”), and CASTLE PINES CAPITAL LLC, a Delaware limited liability company (“CPC”). Capitalized terms not defined herein have the meanings given to them in the Credit Agreement (as defined herein).

W I T N E S S E T H :

WHEREAS, INX, Inc.(“INX”) is a party to that certain Amended and Restated Credit Agreement dated as of April 30, 2007, as amended on August 1, 2007 (the “Credit Agreement”); and

WHEREAS, Select is currently a party to a certain Credit Agreement dated as of May 10, 2005 with CPC wherein Select granted a security interest in all of its assets to CPC (the “Existing Select Credit Agreement”); and

WHEREAS, Select, as a result of the acquisition of all of it’s capital stock by INX, has become a wholly-owned subsidiary of INX; and

WHEREAS, Select desires to become a Reseller under the terms of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

SECTION ONE - Joinder. Select hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:

(a)	join the Credit Agreement as a Reseller (with the same effect as if initially named therein), as indicated by its signature below;

(b)	be bound by all covenants, agreements, terms, conditions and acknowledgements attributable to a Reseller in the Credit Agreement; and

(c)	perform all obligations and duties required of it by the Credit Agreement as a Reseller.

SECTION TWO – Continuation of Security Interest. Furthermore, in connection with its joinder to the Credit Agreement, Select hereby acknowledges (a) the continuing validity of that certain financing statement filed by CPC in the office of the Secretary of State of the State of Massachusetts, bearing financing statement number 200538855530 in connection with the security interest granted to CPC pursuant to the terms of the Existing Select Credit Agreement (the “Select Financing Statement”); (b) acknowledges that the perfection of the security interest granted to CPC in the Existing Select Credit Agreement by the Select Financing Statement is intended to continue uninterrupted once Select has joined the Credit Agreement via this Amendment and Joinder Agreement and (c) further authorizes CPC to maintain the Select Financing Statement and to file amendments, modifications and extensions thereto.

SECTION THREE –Amendments.  The following amendments effective as of the date hereof, subject to the satisfaction of the conditions set forth in Section Three hereof:

A.  Amendment to Section 2.  Section 2 of the Credit Agreement is amended by adding the following sentence at the end of Section 2(h)(vii):

“Upon agreeing to make an Acquisition Loan hereunder, CPC shall send Reseller a TS, identifying the terms of each Acquisition Loan.”

B.  Amendment to Definitions.  The definition of the term “Reseller” contained in Section 25 of the Credit Agreement is hereby amended by deleting it in its entirety and adding the following definition to Section 25:

““Reseller” means INX and Select, a Massachusetts corporation and each other subsidiary of INX that may become party to this Agreement from time to time.”

C.  Amendment to Section 2.  Section 2 of the Credit Agreement is amended by adding the following new subsection (g) “Reseller Agent at the end of the Section:

“(h) Reseller Agent.  Select hereby appoints INX as “Reseller Agent.” Because the operations and business activities of the Resellers are integrated and interdependent, at any particular time it is impractical to determine which of the Resellers will directly receive the proceeds of a Financed Inventory advance or a Revolving Credit Loan.  Each of the Resellers hereby directs CPC to disburse the proceeds of each Financed Inventory advance or Revolving Credit Loan to or at the direction of the Reseller Agent, with such directions to be subject to approval of CPC in its discretion, and such distribution will, in all circumstances, be deemed to be made to each of the Resellers.  From time to time, Reseller Agent shall further distribute the proceeds of Revolving Credit Loans to a particular Reseller or Resellers, jointly and severally, or direct the disbursement of the Financed Inventory advance for the account of each Reseller, and each Reseller represents and warrants that the subsequent receipt and use of such proceeds by any particular Reseller inures to the economic benefit directly and indirectly of all other Resellers.  For so long as the Line of Credit is in effect, each Reseller hereby covenants and agrees, and hereby grants to the Reseller Agent an absolute and irrevocable power of attorney coupled with interest, and irrevocably designates, appoints, authorizes and directs the Reseller Agent to (a) execute and deliver any Borrowing Bases, (b) certify the financial statements of Reseller, (c) request advances, and execute and deliver written requests for advances, (d) make any other deliveries required to be delivered periodically hereunder to CPC, and (e) otherwise take all other actions otherwise contemplated by this Section, and to act on behalf of such Reseller for purposes of giving and receiving notices and certificate ions under this Credit Agreement or any other document related to this Credit Agreement.  CPC is entitled to rely and act on the instructions of the Reseller Agent.”

SECTION FOUR – Conditions to Effectiveness.  This Amendment shall become effective as of the date first above written provided:

A.  CPC has received counterparts of this Amendment executed by both Resellers immediately following the acquisition by INX of Select;

B. As of the date first above written, no event shall have occurred since August 1, 2007, which has a material adverse effect on the business, assets, revenues, financial condition or Collateral of INX, the ability of INX to perform its payment obligations when due or to perform any other material obligation under the Credit Agreement; or any right, remedy or benefit of CPC under the Credit Agreement; and

C.  CPC has received such other certificates, resolutions, agreements, documents and information as requested by CPC and its counsel.

In addition, the effectiveness of this Amendment is conditioned upon the continuing accuracy of the representations and warranties set forth in Section Four hereof.

SECTION FIVE – Representations and Warranties.  In order to induce CPC to enter into this Amendment, INX represents and warrants to CPC that (i) the Credit Agreement, as amended, does remain the legal, valid, enforceable and binding obligation of each Reseller, (ii) no Default has occurred and is continuing, (iii) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (iv) neither Reseller has any claims, defenses, or offsets against CPC.

SECTION SIX – Miscellaneous.  INX waives notice of CPC’s acceptance of this addendum.  All other terms and provisions of the Credit Agreement, to the extent not inconsistent with the foregoing, are ratified and remain unchanged and in full force and effect.

SECTION SEVEN – Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION EIGHT – Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (without giving effect to any provisions thereof relating to conflicts of law).

THIS AMENDMENT AND JOINDER AGREEMENT AND THE CREDIT AGREEMENT CONTAIN BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

(Signature Page(s) to Follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment and Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

Dated:	August 31, 2007

INX, INC.
RESELLER

/s/ James H. Long
James H. Long
Chairman & Chief Executive Officer

SELECT, INC.
RESELLER

/s/ Mark Hilz
Mark Hilz
President

ACKNOWLEDGED AND AGREED TO:

CASTLE PINES CAPITAL LLC

By:/s/ John Schmidt
Name: John Schmidt
Title: Managing Partner